SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)
     (2))

[X]  Definitive Information Statement


                           First Priority Group, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g)

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

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     4)   Date Filed:

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


                           First Priority Group, Inc.
                              51 East Bethpage Road
                            Plainview, New York 11803

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Priority Group, Inc., a New York corporation (the "Company"), will be held at First Priority Group, Inc., 51 East Bethpage Road, Plainview, New York 11803, on Tuesday, March 23, 1998 at 11:00 A.M. local time for the following purposes, all of which are more completely set forth in the accompanying Information
Statement:

     (1) To elect five persons as Directors to hold office until the next Annual Meeting or until their respective successors are elected and qualified;

     (2) To ratify the selection by the Board of Directors of Nussbaum Yates & Wolpow, P.C. as the independent accountants to audit the Company's financial statements for 1998.

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 9, 1998, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

                                             BY ORDER OF THE BOARD
                                             OF DIRECTORS


                                             Barry Siegel
                                             Chairman of the Board,
                                             Treasurer, Secretary and
                                             Chief Executive Officer

March 13, 1998

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

                           First Priority Group, Inc.
                              51 East Bethpage Road
                            Plainview, New York 11803


                              Information Statement

     This Information Statement, expected to be mailed on or about March 13, 1998, is furnished in connection with the Annual Meeting of Shareholders to be held on March 23, 1998 at 11:00 A.M., at First Priority Group, Inc., 51 East Bethpage Road, Plainview, New York, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.

     Only the holders of the Company's common stock of record at the close of business on March 9, 1998 will be entitled to notice of and to vote at the Annual Meeting. As of March 9, 1998, there were outstanding 8,223,466 shares of the Company's common stock. Each share of common stock is entitled to one (1) vote on each matter to be voted on, and a majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business.

     Each of the matters to be voted on at the Annual Meeting requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's common stock represented and voting at the meeting. The five nominees receiving a plurality of the votes cast for election of directors of the Company will be elected as directors of the Company.

     The Board of Directors recommends a vote FOR each of the Proposals discussed in this Information Statement and FOR each of the persons nominated to be elected directors of the Company.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Five persons have been nominated as Directors of the Company. All of the nominees, except for one, are currently Directors of the Company. The term of office of each Director elected will be one year or until the election and qualification of his successor.

     The names of the five nominees, the age and principal occupation of each and the period during which each has served as a Director of the Company are set forth below:

Five Nominees to the Board of Directors:

Name and Five Year Business Experience                                      Age
--------------------------------------                                      ---

Michael Karpoff                                                              54

     Mr. Karpoff served as a director of the Company since its inception and became President and Chief Operating Officer of the Corporation in November 1997. He served as President and Co-Chief Executive Officer of the Corporation from August 1997 through November 1997. Previously, for more than five years, he served as Co-Chairman of the Board of Directors and Co-Chief Executive Officer of the Corporation. For more than five years, Mr. Karpoff has served as President of National Fleet Service, Inc..


Barry Siegel                                                                 46

     Barry Siegel has served as a director of the Corporation since its inception. In January 1998, Mr. Siegel again assumed the position of Treasurer of the Corporation. Mr. Siegel became Chief Executive Officer of the Corporation in November 1997, and continued to serve as Chairman of the Board and Secretary to the Corporation. Previously, he served as Chairman of the Board of Directors, Co-Chief Executive Officer, Treasurer and Secretary of the Corporation from August 1997 through November 1997. From October 1987 through August 1997, he served as Co-Chairman of the Board of Directors, Co-Chief Executive Officer, Treasurer and Secretary to the Corporation. He has served as Treasurer and Secretary of National Fleet Service, Inc. for more than five years.

Leonard Giarraputo                                                           52

     Leonard Giarraputo was elected a director of the Company in September, 1988. He has also been a director of National Fleet Service, Inc. since February, 1984. From March, 1972 through May 1996, he was Senior Vice President of Block Trading with Paine Webber Incorporated. Since May 1996, he has been a Managing Director of Worldco, LLC., a member of NASD.

Paul Di Stefano                                                              50

Paul J. Di Stefano was elected to the Board of Directors in December 1997. Since 1987, Mr. Di Stefano has been Managing Director of Harbor Capital Advisors, Inc., an investment banking and financial consulting firm specializing in the insurance industry.

Barry J. Spiegel                                                             49

Barry J. Spiegel has served as President of the Corporation's Affinity Services Division since September 1996. Previously, he served as President of American International Insurance

Associates, Inc. from January 1996 through August 1996. For more than five years prior thereto, Mr. Spiegel served as Senior Vice President at American Bankers Insurance Group, Inc.

Other Directors or Executive Officers:

Philip Panzera                                                               48

Philip M. Panzera became a director of the Corporation in December 1997. From November 17, 1997 through January 29, 1998, he served as Senior Vice President, Treasurer and Chief Financial Officer of the Corporation. Previously, Mr. Panzera served as President, Chief Operating and Financial Officer and Director, from June 1997 through November 1997, and as Chief Operating and Financial Officer and Director, from January 1997 through June 1997, for Botanical Science, Inc. Previously, Mr. Panzera served as President, Secretary and Director, from 1995 through 1996, and Vice President, Chief Financial Officer, Secretary and Director , from 1991 through 1994, for Camera Platforms International, Inc. Mr. Panzera will not stand for re-election to the Board of Directors of the Corporation. [The Company has been unable to verify with Mr. Panzera the accuracy of his biography, nor has Mr. Panzera affirmed that no disclosure is required under Section 228.401(d) of the regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934]

     There are no arrangements or understandings between any of the Company's directors or officers, or anyone else, pursuant to which directors or officers were, or are, to be selected for a particular office or position.

                        BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has the responsibility to serve as the representative of the Shareholders. The Board establishes broad corporate policies and oversees the overall performance of the Company. However, the Board is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business activities through discussion with the Chief Executive Officer, by reviewing analyses and reports sent to them by management and by participating in board meetings. At present, the Board of Directors has no standing committees.

     During 1997 there was one meeting of the Board of Directors which was attended by all of the members, and the Board approved resolutions with unanimous written consent in lieu of a meeting on thirteen occasions in 1997. Directors received no compensation for their service on the Board of Directors. However, non-employee directors receive an annual stock option grant of 15,000 shares of the Company's common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following information is as of March 12, 1998.

     (a) Security ownership of certain beneficial owners.

     (1)            (2)                          (3)                  (4)
               Name and                     Amount and
Title          Address of                   Nature of            Percent of
of Class       Beneficial Owner             Beneficial Owner     Common Stock(1)
--------------------------------------------------------------------------------
Common         Kirlin Holding Corp.         1,140,000 (2)        13.30%
               6901 Jericho Turnpike
               Syosset, NY. 11791

Common         Kirlin Securities, Inc.      1,140,000 (3)        13.30%
               6901 Jericho Turnpike
               Syosset, NY. 11791

Common         Frances Giarraputo           1,035,999 (4)        12.24%
               6 Fox Hunt Court
               Huntington, NY 11743

Common         Fourteen Hill Capital, L.P.  1,000,000            12.15%
               1700 Montgomery Street
               Suite 250
               San Francisco, CA. 94920

-----------
(1) The percentages set forth in this Information Statement have been calculated in accordance with Instruction 3 to Item 403 of Regulation S-B.
(2) Includes common stock purchase warrants for 340,000 shares held by Kirlin Securities, Inc., a wholly owned subsidiary of Kirlin Holding Corp.
(3) Includes common stock purchase warrants for 340,000 shares and 800,000 shares held by Kirlin Holding Corp., parent to Kirlin Securities, Inc.
(4) Includes 56,999 shares owned directly or as custodian for others by Leonard Giarraputo, and 230,000 shares representing options that are exercisable within sixty days by Leonard Giarraputo to purchase the common stock of the Company. Leonard and Frances Giarraputo are husband and wife. Each disclaims beneficial ownership of shares held by the other.

(b) Security ownership of management.

  (1)                (2)                          (3)                  (4)
               Name and                     Amount and
Title          Address of                   Nature of            Percent of
Class          Beneficial Owner             Beneficial Owner     Common Stock(1)
--------------------------------------------------------------------------------

Common         Michael Karpoff              1,268,999 (2)        14.59%
               32 Gramercy Park South
               New York, NY 10010

Common         Barry Siegel                 1,396,734 (3)        15.83%
               8 Indian Well Court
               Huntington, NY 11743

Common         Leonard Giarraputo           1,035,999 (4)        12.24%
               6 Fox Hunt Court
               Huntington, NY 11743

Common         Barry J. Spiegel               600,000             7.29%


Common         Philip M. Panzera                4,000              .05%
               20520 Caitlin Lane
               Saugus, California 91350

Common         Paul Di Stefano                 35,000 (5)          .42%
               Harbor Capital Advisor, Inc.
               82 Main Street
               Suite 200
               Huntington, New York 11743

Common         Directors and officers
               as a group                   4,340,732            45.43%

-----------
(1) The percentages set forth in this Annual Report on Form 10-KSB have been calculated in accordance with Instruction 3 to Item 403 of Regulation S-B.
(2) Owned jointly with another. Includes 466,666 shares representing options that are exercisable within sixty days by Michael Karpoff to purchase the common stock of the Company.
(3) Includes 801,667 shares held directly by Barry Siegel, options exercisable by Barry Siegel within sixty days to purchase 466,666 shares, 3,334 shares held by Barry Siegel as custodian for two nephews, 67 shares held directly by Barry Siegel's wife, Lisa Siegel, and 125,000 shares representing options held by her that are exercisable within sixty days. Both Barry and Lisa Siegel disclaim beneficial ownership of shares held by the other.
(4) Includes 56,999 shares owned directly or as custodian for others by Leonard Giarraputo, and 230,000 shares representing options that are exercisable within sixty days by Leonard Giarraputo to purchase the common stock of the Company. Leonard and Frances Giarraputo are husband and wife. Each disclaims beneficial ownership of shares held by the other.
(5) Includes stock option to purchase 25,000 shares of common stock and a stock option to purchase 10,000 shares of common stock held by Harbor Capital Advisors, Inc., a corporation controlled by Mr. Di Stefano, both options are fully exercisable,

     (c) Changes in control. None.

Certain Relationships and Related Transactions.

The Company entered into an agreement dated September 13, 1996 with Harbor Capital Advisors, Inc. ("Harbor"), a company controlled by Paul Di Stefano, to provide corporate development consulting services, merger and acquisition related services, and corporate finance services. As an initial retainer, Harbor was granted a non-statutory stock option grant for the right to purchase up to 10,000 shares of the Company's common stock at $1.50 per share. This retainer would be offset against success fees earned up to $10,000. Additionally fees may be earned only upon the Company completing a transaction in which Harbor was involved.

The Company entered into an employment agreement dated September 3, 1996 with Barry J. Spiegel for the term of September 1, 1996 through December 31, 1998. During the term of employment, Mr. Spiegel will serve as President of the FPG Affinity Services Division at an annual salary of $100,000. Additionally, Mr. Siegel received a stock option grant of 500,000 shares. His right to exercise any portion of this stock option is contingent on the FPG Affinity Services Division meeting certain goals set forth in the employment agreement. Additionally, Mr. Siegel will receive incentive compensation based on the percentage of pre-tax income of the FPG Affinity Services Division. The agreement provides that at least 25,000 shares of the stock option shall become exercisable should Mr. Spiegel be employed by the Company on September 1, 1997, and an additional 25,000 shares shall become exercisable should Mr. Spiegel continue to be employed by the Company upon the expiration of the employment agreement.

Compliance with Section 16(a) of the Exchange Act

All filings required under Section 16(a) of the Securities Exchange Act of 1934 have been made.



            [The remainder of this page was intentionally left blank]

Compensation of Directors and Executive Officers

(b) Summary Compensation Table

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

(a)                           (b)                (c)              (d)

Name
and
Principal
Position                   Year             Salary($)             Bonus($)
--------                   ----             ---------             --------

Michael Karpoff            1997             $192,500              $0
President and              1996             $175,000              $0 (1)
Chief Operating            1995             $125,000              $11,771 (2)
Officer

Barry Siegel               1997             $198,846              $0
Chairman                   1996             $175,000              $0 (1)
of the Board               1995             $125,000              $11,771 (2)
of Directors,
Treasurer,
Secretary and
Chief Executive
Officer

----------
(1) Incentive compensation for the year ended December 31, 1996 was waived by both executives.
(2) Incentive compensation for the year ended December 31, 1995 was paid in 1996.

(c) Options/SAR Grants Table


                      Option/SAR Grants in Last Fiscal Year

                                Individual Grants

------------------------------------------------------------------------------------------------------------
(a)                        (b)                       (c)                   (d)                        (e)
                  Number of                 % of Total
                  Securities                Options/SARs
                  Underlying                Granted to
                  Options/SARs              Employees in          Exercise or Base            Expiration
Name              Granted (#)               Fiscal Year           Price ($/Sh)                Date
------------------------------------------------------------------------------------------------------------
Barry Siegel         100,000                   17.86                 $3.025                    9/07/02
Michael Karpoff      100,000                   17.86                 $3.025                    9/07/02

(d) Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

------------------------------------------------------------------------------------------------------------
(a)                  (b)                       (c)                   (d)                       (e)
                                                            Number of
                                                            Securities                Value of
                                                            Underlying                Unexercised
                                                            Unexercised               In-the-Money
                                                            Options/SARs at           Options/SARs at
                                                            FY-End (#)                FY-End ($)

                  Shares Acquired                           Exercisable/              Exercisable/
Name              on Exercise (#)    Value Realized ($)     Unexercisable             Unexercisable
------------------------------------------------------------------------------------------------------------
Michael Karpoff      None            None                   466,666/233,334           $2,197,330/$2,962,500
Barry Siegel         None            None                   466,666/233,334           $2,197,330/$2,962,500

(f) Compensation of Directors

     No compensation is paid to the directors in consideration of the director's service on the board. However, the 1995 Stock Incentive Plan provides that non-employee directors of the Company shall be granted nonstatutory stock options for 15,000 shares of the Company's common stock on the date of election to the Board and upon every successive anniversary date of his or her initial election.

(g) Employment contracts and termination of employment and change in control arrangements.

     The Company has employment agreements with its two principal officers, Barry Siegel and Michael Karpoff. The Company entered into employment agreements that expire on December 31, 1998. The agreements provided for minimum annual salaries each of $175,000 effective January 1, 1996; $192,500 effective January 1, 1997; and $211,750 effective January 1, 1998.

On November 26, 1997, Mr. Siegel's employment agreement was amended whereby: (a) his title was changed to Chairman of the Board, Secretary and Chief Executive Officer, (b) his salary was increased to $275,000 effective December 1, 1997, and increased to $300,000 effective June 1, 1998, (c) incentive compensation under the agreement would be decreased to 4% of net pre-tax income, and (d) the initial stock option grant of 300,000 shares was repriced to $1.00, $1.25 and $1.50 for 100,000 shares, respectively.

On November 26, 1997, Mr.  Karpoff's  employment  agreement was amended whereby:
(a) his title was changed to President and Chief Operating Officer, (b) incentive compensation under the agreement would be decreased to 4% of net pre-tax income, and (c) the initial stock option grant of 300,000 shares was repriced to $1.00, $1.25 and $1.50 for 100,000 shares, respectively.

Incentive compensation for the year ended December 31, 1995 totaled for both executives $23,542. Both executives waived their incentive compensation for 1996.

     These employment agreements also contain a change in control provision whereby the executive, following a change of control as defined in the agreement, would receive: (a) a severance payment of 300 percent of the average annual salary for the past five years, less $100; (b) the cash value of the outstanding, but unexercised stock options, and (c) other perquisites, should the executive be terminated for various reasons as defined in the agreement. The agreements provide that in no event, shall the severance payment exceed the amount deductible by the Company under the provisions of the Internal Revenue Code.

                                   PROPOSAL 2

     The Board of Directors has selected Nussbaum Yates & Wolpow, P.C., independent certified public accountants, as the auditors for the 1998 fiscal year. The Company has been advised by Nussbaum Yates & Wolpow, P.C. that neither the firm nor any of its associates has any material relationship with the Company or any of its subsidiaries. In accordance with a resolution of the Board of Directors, such selection is being presented to the shareholders for ratification at the Annual Meeting. If the foregoing proposal is not approved by a majority vote of the shareholders present, in person or by proxy, at the Annual Meeting or if prior to the Annual Meeting, Nussbaum Yates & Wolpow, P.C. shall decline to serve, then the Board of Directors will designate another firm to audit the financial statements of the Company for 1998 fiscal year, whose continued employment thereafter will be subject to ratification by the shareholders.

     It is not expected that a representative of Nussbaum Yates & Wolpow, P.C. will be present at the Annual Meeting.

     Nussbaum Yates & Wolpow, P.C. is the accounting firm which examined and reported on the Company's financial statements for the last two fiscal years. The opinion on the 1997 and 1996 financial statements contained no disclaimer and were unqualified.

PROPOSALS OF SHAREHOLDERS

     Proposals of any shareholders of the Company which are to be presented at the Company's 1999 Annual Meeting of Shareholders which such shareholder wishes to be included in the Company's Information Statement or Proxy Statement relating to such Annual Meeting, must be received by the Company no later than January 1, 1999. The next Annual Meeting of Shareholders is anticipated to be held on June 22, 1999.

OTHER BUSINESS

     The Annual Meeting is called for the purposes set forth in the Notice of 1998 Annual Meeting of Shareholders. The Board of Directors does not intend to present, and knows of no one who intends to present, any matter for action by shareholders at such meeting other than the matters referred to in that Notice.

                                             Barry Siegel
                                             Chairman of the Board,
                                             Treasurer, Secretary and
                                             Chief Executive Officer

First Priority Group, Inc.
51 East Bethpage Road
Plainview, New York 11803

March 13, 1998